Exhibit 99.5

CoinShares FAQ

Q: What is CoinShares?

A: CoinShares is the leading European asset manager specializing in digital assets and a global pioneer in regulated cryptocurrency investment products.

Our Heritage and Track Record

We’ve been at the forefront of institutional crypto investing for over a decade. In 2014, we launched the first regulated Bitcoin hedge fund, demonstrating early vision for professional digital asset management. In 2016, we acquired and transformed the first Bitcoin open-ended ETP, growing it into a market-leading platform. This isn’t a recent pivot into crypto—it’s been our exclusive focus since the beginning.

Our Current Market Position

Today, CoinShares ranks among the top 4 global asset managers by crypto ETP assets under management worldwide, and we hold the #1 position in the EMEA region. We manage ~$10 billion in digital assets across a diversified product suite including physically-backed ETPs, systematic indices, and actively managed strategies.

What We Do for Clients

We provide institutional and retail investors with accessible, regulated exposure to digital assets through professional investment vehicles. Our core offering centers on exchange-traded products (ETPs) that deliver secure, compliant access to cryptocurrencies without the operational complexity of direct holdings. Beyond basic exposure, we offer sophisticated solutions including risk-managed indices, yield-generating strategies, and bespoke institutional mandates.

Our Strategic Vision

We aim to become the global leading asset manager specializing in digital assets by combining our proven European success with expansion into the world’s largest capital markets. We’re building a comprehensive platform that serves as the institutional gateway to digital asset investing worldwide.

Why We’re Different

Unlike traditional asset managers adding crypto as a side business, or crypto companies trying to become institutional, we’re purpose-built for professional digital asset management. Our entire organization—research, risk management, product development, client service—is designed specifically for sophisticated crypto allocation.

The Opportunity Ahead

With regulatory clarity emerging globally and institutional adoption accelerating, we’re positioned to capture significant market share of the $50 billion addressable market for professional digital asset management. Our decade of experience, regulatory expertise, and market-leading position provide the foundation for this next phase of growth.

Q: Why are you listing in the U.S. now?

A: CoinShares is already publicly listed on Nasdaq Stockholm, which was always part of our strategic roadmap—but Sweden was never intended to be our final destination.

We’re listing in the U.S. now because as a leader in the digital asset industry, we belong alongside our peers in the world’s deepest capital markets. More importantly, our investors deserve access to the liquidity and institutional participation that only U.S. markets can provide.

Three critical developments have converged to make this the optimal moment for our expansion, and we’re entering from a position of exceptional strength as Europe’s #1 digital asset investment platform with the fastest-growing Physical ETP franchise in the region.

First: Regulatory Clarity Has Emerged

The SEC’s approval of spot Bitcoin and Ethereum ETFs established clear regulatory pathways that simply didn’t exist before. Combined with supportive legislation like the Genius Act and the work of the Congressional Crypto Working Group, we now believe we have the regulatory framework we’ve been preparing for since 2019.

Second: Mainstream Adoption Has Reached an Inflection Point

The approval of Bitcoin ETFs has enabled traditional retail and institutional investors to gain crypto exposure through compliant, familiar investment vehicles. This mirrors the adoption pattern we witnessed in Europe three to four years ago—what started as niche interest has become systematic allocation across mainstream portfolios.

Third: Strategic Opportunity to Differentiate

While competitors like BlackRock and Fidelity have focused on basic spot Bitcoin and Ethereum products, we’re taking a fundamentally different approach. Instead of competing on the same ground, we’re leveraging our deep digital asset expertise to bring sophisticated products that traditional asset managers cannot easily replicate—advanced indices, actively managed strategies, short products and leveraged exposure.

Our Competitive Advantage is Specialization

Traditional asset managers have scale but lack our eight years of crypto-specific research, operational capabilities, and product innovation expertise. We’re not trying to beat them at their game; we’re playing a different game entirely—one where our digital asset specialization creates products they cannot build.

Q: What is a SPAC?

Understanding SPACs and De-SPACs:

A SPAC (Special Purpose Acquisition Company) is a publicly traded shell company created specifically to acquire or merge with an existing operating business. Often called “blank check companies,” SPACs raise capital from public investors with the sole purpose of finding a target company to take public through a business combination.

A “de-SPAC” is the process where the SPAC effects a business combination with its target company, effectively taking that operating business public on U.S. exchanges. In our case, CoinShares (the operating digital asset management company) is combining with Vine Hill (the SPAC) to create a U.S.-listed entity.

CoinShares and Vine Hill Partnership:

CoinShares is the established operating business - Europe’s leading asset manager specializing in digital assets with over a decade of track record and around $10 billion in assets under management. We’re already profitable and publicly listed on Nasdaq Stockholm.

Vine Hill is our SPAC partner that provides the vehicle for U.S. market access. They bring a clean corporate structure and the regulatory framework needed and the transaction expertise for efficient U.S. listing.

Q: Why have you chosen a SPAC format to get listed in the U.S.?

We selected the SPAC structure because it’s the most strategically sound and shareholder-friendly path to U.S. market access, not because we needed funding or liquidity.

Advantages over a traditional U.S. IPO

A listing through a SPAC allows for a faster timeline and increased transaction certainty, the ability to negotiate valuation in advance, easier access to capital through a PIPE (Private Investment in Public Equity) such as the Private Placement intended to be executed in connection with the transaction, as well as an opportunity to partner with experienced U.S. sponsors, such as Vine Hill.

Three Key Advantages Over Alternatives

1. Clean Corporate Structure

A traditional reverse takeover (RTO) into an existing U.S. shell company would expose us to unknown historical liabilities and potential legal risks from the shell’s previous operations. With a SPAC, we get a clean company with no operational history or hidden risks.

2. Superior Economics

An RTO typically involves $60-200 million in goodwill write-offs against intangible assets, creating ongoing depreciation charges that reduce reported earnings. The SPAC structure avoids these accounting complications and preserves our financial metrics.

3. Negotiating Leverage

Because we’re bringing a high-quality, profitable business to the transaction, we were able to negotiate what we believe are highly favorable terms with our SPAC partner.

This Isn’t a Typical SPAC Transaction

CoinShares is a profitable (75% Adjusted EBITDA in 1H 2025), growing business with strong cash generation (net asset position of $411 million as of June 2025). We’re using the SPAC as a listing mechanism to establish our U.S. market presence.

Bottom Line

The SPAC provides the fastest, cleanest, and most cost-effective path to U.S. market access while minimizing risk and maximizing value for our shareholders. It’s a strategic choice from a position of strength, not a financing necessity.

Q: How do you plan to compete in the U.S.?

A: We’re not competing with Access players —we’re targeting a completely different segment of the market where our specialized expertise creates sustainable competitive advantages.

Our Three-Pillar Differentiation Strategy

1. Product Sophistication

We plan to launch advanced digital asset products that require deep crypto expertise. These are products requiring a special know-how that is in CoinShares DNA and differentiate us from traditional asset management platforms.

2. Institutional Specialization

Traditional asset managers serve crypto as one of hundreds of asset classes. We focus exclusively on digital assets, which means our sales teams, research analysts, risk management systems, and client education are all purpose-built for sophisticated crypto allocation. When a pension fund or RIA wants to understand DeFi yield farming or blockchain infrastructure plays, they need specialists, not generalists.

3. Innovation Speed

We launch several new crypto products annually because it’s our core competency. We can bring new products to market in a few months because our entire organization is focused on digital asset innovation.

The Market Reality

We’ll win on everything that requires actual crypto expertise. There’s room for both approaches, but they serve fundamentally different client needs.

Our Track Record Proves This Works

Despite competition from major traditional managers, we’ve maintained market leadership in Europe by staying ahead on product innovation and institutional service quality.

Q: What is the strategy that will drive CoinShares growth?

A: Our growth strategy is built around capturing a significant share of the $50 billion total addressable market for institutional digital asset investment globally, through a combination of aggressive organic expansion and targeted acquisitions.

Our Three-Pillar Growth Strategy

1. U.S. Market Penetration as Our Primary Growth Engine

Right now, the U.S. represents approximately 60% of the global institutional digital asset opportunity. We’re launching with our proven European playbook: sophisticated product suite, institutional-focused distribution, and specialized client service. Our goal is to replicate our European market leadership position in the world’s largest capital market.

2. EMEA Market Expansion

While we hold the #1 market share in Europe, significant white space remains. We’re deepening penetration through new product launches, expanded distribution partnerships with major brokerage platforms, and targeted marketing to underserved institutional segments. Our European leadership provides the foundation and capital to fund U.S. expansion.

3. Strategic M&A to Accelerate Capabilities and Consolidate Market Share

The digital asset management industry remains highly fragmented with numerous players. This creates a significant opportunity for CoinShares to combine with complimentary companies. We see opportunities to acquire smaller fragmented players to rapidly expand capabilities.

Why This Strategy Works

We’re the only firm combining proven European institutional success, deep digital asset specialization, and the capital resources to execute globally. The $50 billion addressable market is large enough to support our ambitions while our specialized positioning gives us a unique offering.

Our Unique Position

We’re positioned to grow to serve the industry and consumers—unlike traditional asset managers who see crypto as a side business, we have the specialized expertise to integrate acquired digital asset teams effectively. Unlike smaller crypto firms, we have the capital resources and operational infrastructure to execute these ambitions at scale.

Q: Why should I invest in CoinShares?

A: CoinShares offers investors three compelling value propositions.

First, we’re one of the market leaders in institutional digital asset management. We hold the #1 position in Europe with ~$10 billion in AUM and rank among the top 4 globally.

Second, we provide pure-play exposure to the fastest-growing segment of asset management. While traditional asset managers add crypto as a side business, we are digital assets. When institutional adoption accelerates, we capture a huge chunk of that growth.

Third, we offer predictable, scalable economics. Unlike crypto trading companies dependent on volatile transaction volumes, we generate stable management fees on growing assets under management. It’s traditional asset management fundamentals applied to a revolutionary asset class.

Bottom line: You’re investing in the institutionalization of digital assets—a multi-decade trend that’s just beginning. CoinShares is the pure-play leader positioned to capture this massive shift in global capital allocation.

Q: Why does CoinShares intend to change its listing venue from Nasdaq Stockholm to Nasdaq U.S.?

A: CoinShares has decided to enter into a deSPAC transaction with Vine Hill to achieve a change of listing venue to Nasdaq U.S to provide access to a broader investor base and greater liquidity in the United States.

Q: When will the delisting in Stockholm take place?

A: CoinShares intends to file a delisting application to Nasdaq Stockholm conditional on completion of the transaction on or around 26 November 2025. The last day of trading will be set by Nasdaq and is expected to be on or around 17 December 2025 and be communicated separately by press release.

Q: What is a Scheme of Arrangement?

A: A Scheme of Arrangement is a court-approved legal process used under certain jurisdictions such as Jersey to restructure a company or to effect a corporate transaction, such as a merger or acquisition. It requires shareholder and court approval.

Q: How will the Scheme of Arrangement work?

A: In short, shareholders of CoinShares will vote on the Scheme in a court-convened meeting. If approved, several transactions will take place ultimately resulting in the combination of CoinShares and Vine Hill, following which CoinShares will be delisted from Nasdaq Stockholm and Odysseus Holdings Limited, which will own 100% of CoinShares, will be listed on Nasdaq U.S.

Q: What approvals are needed?

A: At the Court Meeting, a majority in number representing 75 percent of the voting rights of the members (or a class of members) present and voting, in person or by proxy must agree to and approve the Scheme of Arrangement. A second court application is then made to the Royal Court of Jersey to sanction the Scheme of Arrangement. Following the sanction by the Royal Court of Jersey, CoinShares is required to submit the court’s order to the Registrar of the Companies in Jersey for registration in order for the Scheme of Arrangement to be effective.

Q: What happens to my shares?

A: If the Scheme is approved your existing shares in CoinShares will be cancelled or exchanged and you will receive shares in Odysseus Holdings (the new entity to be listed in the U.S.).

Q: Will there be any tax consequences?

A: There may be tax implications depending on your jurisdiction of tax residence. We strongly encourage shareholders to seek independent tax advice.

Q: Will the company’s operations or management change?

A: No significant changes to the company’s core operations or executive management are expected as part of the transaction. This is a listing venue change, not a change in control.

Q: Will I need to take any action?

A: Yes. You are encouraged to review the documentation published carefully (including the Scheme Circular, merger document and Form F-4, as relevant to your jurisdiction), vote at the shareholder meeting and take note of any documentation or account updates related to your new U.S.-listed shares.

Q: Where can I find more information?

A: All practical details will be made available through the Scheme Circular, merger document and Form F-4 and via Odysseus Holdings and CoinShares press releases.

This FAQ is designed for executive briefings, investor meetings, and media interviews. For detailed transaction information, please refer to our official SEC filings and investor presentation materials.

IMPORTANT INFORMATION

General

This communication is being made in respect of the proposed business combination (the “Business Combination” and the other transactions contemplated by the Business Combination Agreement among CoinShares, Vine Hill, Odysseus Holdings Limited, a newly formed holding company that will become the publicly listed company (“Holdco”) and the other parties thereto (collectively, the “Transactions”)) among Vine Hill, CoinShares, and Holdco. The information contained herein does not purport to be all-inclusive and none of Vine Hill, CoinShares, Holdco or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this communication.

Additional Information and Where to Find It

In connection with the Business Combination, CoinShares, Vine Hill and Holdco plan to file a Registration Statement on Form F-4 (as amended and supplemented from time to time, the “Registration Statement”) with the SEC, which will include a preliminary proxy statement of Vine Hill and a prospectus of Holdco relating to the offer of the securities to be issued to Vine Hill’s shareholders in connection with the completion of the Business Combination (the “Proxy Statement/Prospectus”). The definitive proxy statement and other relevant documents will be mailed to Vine Hill shareholders as of a record date to be established for voting on the Transactions and other matters as described in the Proxy Statement/Prospectus. Vine Hill, CoinShares and/or Holdco will also file other documents regarding the Transactions with the SEC. This communication does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF VINE HILL AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH VINE HILL’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT VINE HILL, COINSHARES, HOLDCO AND THE TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by Vine Hill, CoinShares and/or Holdco, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Vine Hill Capital Investment Corp., 500 E Broward Blvd, Suite 900, Fort Lauderdale, FL 33394, or upon written request to CoinShares or Holdco at c/o CoinShares International Limited, 2nd Floor, 2 Hill Street, JE2 4UA St Helier Jersey, Channel Islands.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

Vine Hill, CoinShares, Holdco and their respective directors, executive officers, certain of their shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from Vine Hill’s shareholders in connection with the Transactions. You can find information about Vine Hill’s directors, executive officers, certain of their shareholders and other members of management and employees and their interest in Vine Hill can be found in the sections entitled “Directors, Executive Officers and Corporate Governance—Conflicts of Interest,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Party Transactions” of Vine Hill’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 26, 2025 and is available free of charge at the SEC’s website at www.sec.gov and at the following URL: sec.gov/Archives/edgar/data/2025396/000101376225002707/ea0234943-10k_vinehill.htm. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

A list of the names of the directors, executive officers, other members of management and employees of CoinShares and Holdco, as well as information regarding their interests in the Business Combination, will be contained in the Registration Statement to be filed with the SEC. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC.

No Offer or Solicitation

The information contained in this communication is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Vine Hill, CoinShares or Holdco, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This communication includes “forward-looking statements” with respect to Vine Hill, CoinShares and/or Holdco within the meaning of the federal securities laws. These forward-looking statements include all statements other than statements of historical fact, including, without limitation, estimates and forecasts of financial position, business strategy, plans, targets and objectives of the management of CoinShares for future operations (including development plans and objectives), the anticipated benefits of the Business Combination, the anticipated capitalization and enterprise value of Holdco and CoinShares following the Business Combination, expectations related to the terms and timing of the Business Combination, regulatory developments in CoinShares’ and/or Holdco’s industries, and funding of and investments into CoinShares and/or Holdco. The expectations, estimates and projections of the businesses of CoinShares and Vine Hill may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. In some cases, you can identify forward-looking statements by terminology such as “according to estimates”, “anticipates”, “assumes”, “believes”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “is of the opinion”, “may”, “plans”, “potential”, “predicts”, “projects”, “targets”, “to the knowledge of”, “should”, “will”, “would”, or the negatives of these terms, variations of them or similar terminology, although not all forward-looking statements contain such identifying words.

Such forward-looking statements are subject to risks, uncertainties, and other factors which may adversely affect CoinShares’ and Holdco’s ability to implement and achieve their plans and objectives set out in such forward-looking statements and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such forward-looking statements are based on numerous assumptions regarding CoinShares’ and Holdco’s present and future policies and plans and the environment in which CoinShares and Holdco will operate in the future. Many actual events or circumstances are outside of the control of CoinShares, Holdco or Vine Hill. Furthermore, certain forward-looking statements are based on assumptions or future events which may not prove to be accurate, and no reliance whatsoever should be placed on any forward-looking statements in this communication. Factors that may cause such differences include, but are not limited to: (1) the Transactions not being completed in a timely manner or at all, which may adversely affect the price of Vine Hill’s and/or CoinShares’ securities; (2) the Transactions not being completed by Vine Hill’s business combination deadline; (3) failure by the parties to satisfy the conditions to the consummation of the Transactions, including the approval of Vine Hill’s and CoinShares’ shareholders and obtaining the requisite Acts of the Royal Court of Jersey; (4) failure to realize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of CoinShares and Holdco to grow and manage growth profitably, build or maintain relationships with customers and retain management and key employees, capital expenditures, requirements for additional capital and timing of future cash flow provided by operating activities and the demand for digital assets, including cryptocurrencies and blockchain-related alternative investments, including those offered by, or underlying those offered by, CoinShares and Holdco; (5) the level of redemptions by Vine Hill’s public shareholders which will reduce the amount of funds available for CoinShares and Holdco to execute on their business strategies and may make it difficult to obtain or maintain the listing or trading of Holdco ordinary shares on a major securities exchange; (6) failure of Holdco to obtain or maintain the listing of its securities on any securities exchange after the Closing; (7) costs related to the Transactions and as a result of Holdco becoming a public company that may be higher than currently anticipated; (8) changes in business, market, financial, political and regulatory conditions; (9) volatility and rapid fluctuations in the market prices of digital assets, including cryptocurrencies and blockchain-related alternative investments, including those offered by, or underlying those offered by, CoinShares and/or Holdco; (10) failure of CoinShares’ and/or Holdco’s digital asset investment products to track their respective target benchmarks; (11) regulatory or other developments that negatively impact demand for the products and services provided by CoinShares and/or Holdco; (12) the outcome of any event, change or other circumstance that could give rise to the inability to consummate the Business Combination; (13) the outcome of any legal proceedings that may be instituted against Vine Hill, CoinShares, Holdco and/or any of their respective affiliates or others; (14) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (15) the risk that the Business Combination disrupts current plans and operations of Vine Hill and/or CoinShares as a result of the announcement and consummation of the Business Combination; (16) treatment of digital assets, including cryptocurrencies and blockchain-related alternative investments, including those offered by, or underlying those offered by, CoinShares and/or Holdco, for U.S. and foreign tax purposes; (17) challenges in implementing CoinShares and/or Holdco’s business plan due to operational challenges, significant competition and regulation; (18) being considered to be a “shell company” or “former shell company” by the securities exchange on which Holdco ordinary shares will be listed or by the SEC, which may impact the ability to list Holdco ordinary shares and restrict reliance on certain rules or forms in connection with the offering, sale or resale of Holdco’s securities; (19) trading price and volume of Holdco ordinary shares may be volatile following the Transactions and an active trading market may not develop; (20) Holdco shareholders may experience dilution in the future due to the exercise of a significant number of existing warrants and any future issuances of equity securities of Holdco; (21) investors may experience immediate and material dilution upon the closing as a result of the Vine Hill Class B ordinary shares held by Vine Hill Capital Sponsor I LLC, since the value of the Holdco ordinary shares received by Vine Hill Capital Sponsor I LLC in exchange for such Vine Hill Class B ordinary shares is likely to be substantially higher than the nominal price paid for them, even if the trading price of Holdco ordinary shares at such time is substantially less than the price per share paid by investors; (22) conflicts of interest that may arise from investment and transaction opportunities involving Holdco, CoinShares, their respective affiliates and other investors and clients; (23) digital asset trading venues may experience greater fraud, security failures or regulatory or operational problems than trading venues for more established asset classes; (24) risks relating to the custody of CoinShares’ and Holdco’s digital assets, including the loss or destruction of private keys required to access its digital assets and cyberattacks or other data loss relating to its digital assets, which could cause CoinShares or Holdco, as applicable, to lose some or all of its digital assets; (25) a security breach, cyber-attack or other event where unauthorized parties obtain access to CoinShares’ or Holdco’s digital assets, as a result of which CoinShares or Holdco may lose some or all of their digital assets temporarily or permanently and its financial condition and results of operations could be materially adversely affected; (26) the emergence or growth of other digital assets, including those with significant private or public sector backing, including by governments, consortiums or financial institutions, could have a negative impact on the value of digital assets and adversely affect CoinShares’ and/or Holdco’s business; (27) potential regulatory changes reclassifying certain digital assets as securities could lead to the CoinShares’ and/or Holdco’s classification as an “investment company” under the Investment Company Act of 1940 and could adversely affect the market price of CoinShares’ and/or Holdco’s digital assets and the market price of CoinShares or Holdco listed securities; and (28) other risks and uncertainties included in (x) the “Risk Factors” sections of the Vine Hill Annual Report on Form 10-K and (y) other documents filed or to be filed with or furnished or to be furnished to the SEC by Holdco, CoinShares and/or Vine Hill. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Vine Hill, CoinShares or Holdco undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Past performance by Vine Hill’s, CoinShares’ or Holdco’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Vine Hill’s, CoinShares’ or Holdco’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that Vine Hill, CoinShares or Holdco will, or are likely to, generate going forward.